UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 23, 2014

FNB BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:         (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The registrant, FNB Bancorp, a California corporation and the parent company of First National Bank of Northern California, a national banking association (the "Bank"), has been notified by the California Department of Business Oversight that the public hearing (the "Hearing"), previously scheduled to be held on October 23, 2014 before the Commissioner of Business Oversight (or a person designated by the Commissioner) upon the application of FNB Bancorp for a permit authorizing the exchange of shares of its common stock for all of the outstanding shares of common stock of Valley Community Bank, a California banking corporation ("VCB"), as contemplated by the provisions of the Agreement and Plan of Reorganization and Merger signed by and among FNB Bancorp, the Bank and VCB on May 22, 2014 (the "Merger Agreement"), is being postponed until further notice. The California Department of Business Oversight decided to postpone the Hearing in order to allow time for the production of documents requested by the VCB shareholder identified on page 16 of the Notice of Hearing as a 9.8% shareholder who opposes the proposed merger of VCB with and into the Bank as contemplated by the Merger Agreement.

The registrant has also been notified by VCB that its Board of Directors received a letter from another California financial institution expressing interest in discussing a business combination with VCB and, after review, the Board of Directors determined, upon advice of counsel, that such letter constitutes a bona fide unsolicited offer for a business combination and that it would be inconsistent with the continuing fiduciary duties of the Board of Directors not to further explore a possible business combination with such financial institution and to engage in discussions and diligence gathering regarding the same.

A copy of the Merger Agreement, with exhibits, was filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Commission on May 23, 2014, and is incorporated herein by reference. A copy of the Notice of Hearing dated September 25, 2014, issued by the Commissioner of Business Oversight and sent to all holders of the outstanding shares of VCB common stock and preferred stock, was filed as Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed with the Commission on September 30, 2014 and is also incorporated herein by reference. Reference should be made to such Current Reports and the registrant’s Current Report on Form 8-K filed with the Commission on September 4, 2014 for additional information regarding the Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2014

FNB BANCORP (Registrant)

By: /s/ David A Curtis
David A. Curtis
Senior Vice President and
Chief Financial Officer